UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22525

Managed Portfolio Series
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Brian R. Wiedmeyer, President
Managed Portfolio Series
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Ave, 5th Fl
Milwaukee, WI 53202
(Name and address of agent for service)

(414) 765-6844
Registrant's telephone number, including area code

Date of fiscal year end: November 30, 2020

Date of reporting period: May 31, 2020

Item 1. Reports to Stockholders.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (http://etp.tortoiseindexsolutions.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 844-TR-INDEX (844-874-6339) or by sending an e-mail request to info@tortoiseindexsolutions.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 844-TR-INDEX (844-874-6339) or send an email request to info@tortoiseindexsolutions.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all Funds held with the fund complex if you invest directly with the Fund.

Tortoise
2020 Semi-Annual Report

Table of Contents

Letter to Shareholders	2

TPYP: Fund Focus	5

TBLU: Fund Focus	7

TPAY: Fund Focus	9

Expense Example	13

Financial Statements	14

Notes to Financial Statements	26

Investment Advisory Agreement	33

Discussion of Liquidity Risk Management Program	35

Additional Information	36

Tortoise

2020 Semi-Annual Report | May 31, 2020

Sector allocations
		Total assets
Name/Ticker	Primary focus	($ 000’s)[1]	By asset type[2]	By ownership structure[2]
Tortoise North American Pipeline Fund NYSE Arca: TPYP Inception: 6/29/2015	North American pipeline companies	$303,257.2
		Total assets
Name/Ticker	Primary focus	($ 000’s)[1]	By sector[2]	By revenue[2]
Tortoise Global Water ESG Fund CBOE Bzx: TBLU Inception: 2/14/2017	Water companies	$15,529.1
		Total assets
Name/Ticker	Primary focus	($ 000’s)[1]	By sector[2]	By revenue[2]
Tortoise Digital Payments Infrastructure Fund CBOE Bzx: TPAY Inception: 1/31/2019	Digital payment companies	$6,847.9

[1]	As of 6/30/2020
[2]	As of 5/31/2020

(unaudited)

Tortoise	1

Letter to shareholders

Dear shareholder,

Tortoise invests in essential assets and creates product solutions that allow investors to participate in the opportunities, innovations and development of these critical and essential assets including energy infrastructure, water and digital payments.

The first half of the fiscal year ending in May certainly had its highs and lows. When the period started, COVID-19 was just starting to become a serious concern in the U.S. and many other countries across the globe. There weren’t yet shelter-at-home orders and basic shutdowns of countries and economies. By the end of the period, some parts of the world, including the U.S. began to emerge from several months of quarantine-induced economic slumber. While the virus is still gaining momentum in some parts of the globe, it is slowing in others and we are seeing more indicators that life is slowly making the first hesitant steps back towards normalcy. This has taken the form of direct data showing the narrowing gaps between oil and gas supply/demand, as well as untraditional metrics showing more people out on the roads requesting driving directions.

Energy infrastructure

During the period, the broad equity markets were driven by hopes and possibilities that the world could be closer to a COVID-19 vaccine. Markets vacillated as each drug saw successes or failures during trials. Energy markets improved throughout the period as oil inventories declined with transportation demand increases and supply cuts and the market saw signs that we are getting closer to balance. The broader energy sector, as represented by the S&P Energy Select Sector® Index, faced headwinds, returning -30.1% in the first half of the fiscal year ending May 31, 2020.

Rarely have we seen a sector experience two consecutive months with more extremes than energy did in April and May. In April, oil prices plummeted to negative $37 around expiration of the front-month futures contract. May’s front-month futures contract expiration did not result in similar theatrics. The massively oversupplied global oil market in April that resulted in higher inventories subsided, resulting in higher prices. In fact, oil prices had the largest monthly gain in history in May. Crude oil spot prices, represented by West Texas Intermediate (WTI), began the fiscal year at $55.17 per barrel, troughed at -$37.63 on April 20 and ended the period at $35.49.

Indications are that China oil demand is approaching pre-COVID levels. U.S. demand appears to be increasing as well. Increased demand from two of the largest energy consumers in the world are helping balance the global oil supply and demand equation. Meanwhile, on the supply side, Saudi Arabia, Russia, and other OPEC nations are cutting production along with the U.S. In fact, the U.S. rig count is at its lowest level since 2009 indicating further production declines. According to Energy Information Administration (EIA) estimates, U.S. crude oil production fell from a record 12.9 million barrels per day (b/d) in November 2019 to 11.4 million b/d in May 2020. Baker Hughes reported that the U.S. had the fewest active drilling wells on record dating back to 1987. EIA forecasts that U.S. crude oil production will average 11.6 million b/d in 2020, and 10.8 million b/d in 2021, which would mark the first annual decline since 2016.1

While oil dominates the headlines, natural gas continues to provide a cleaner burning source. As a result, we continue to see natural gas as a critical source of energy supply going forward. A reduction in natural gas demand caused by COVID-19 has resulted in the convergence of global natural gas prices. Natural gas prices, represented by Henry Hub, opened the fiscal year at $2.46 per million British Thermal Units (mmbtu), troughed at $1.50 on April 3 before ending the period at $1.70.

In the short term, the convergence of prices restricts the global liquefied natural gas (LNG) trade. It was reported that potentially 35-45 U.S. LNG cargoes scheduled for July loading could be canceled. However, low natural gas prices encourage coal-to-gas switching. We expect low natural gas prices in Europe to result in coal-to-gas fuel switching for electricity generation in countries like Germany this summer. Also, South Korea and Japan are expected to switch to natural gas from coal due to low prices as well. Clearly, more natural gas and less coal will reduce carbon emissions. According to the EIA, U.S. dry natural gas production averaged 92.2 billion cubic feet per day (Bcf/d) in 2019, setting a new record. EIA forecasts dry natural gas production will average 89.7 Bcf/d in 2020 and 85.4 Bcf/d in 2021 before production is expected to begin rising in the second quarter of 2021 in response to higher prices.1

On the demand side, EIA expects U.S. LNG exports to decline through the end of the summer as a result of reduced global demand for natural gas. COVID-19 has reduced global energy consumption, thereby reducing CO2 emissions significantly in 2020, and a further increase of natural gas usage and less coal will accelerate CO2 emissions reductions.

(unaudited)

2	Tortoise

2020 Semi-Annual Report | May 31, 2020

Longer term, lower natural gas prices are causing deferrals and cancelations of several LNG projects. Therefore, the global LNG market is expected to balance faster than analysts expected and there will likely be fewer players in the global LNG market. Existing LNG providers with stable cash flows backed by long-term contracts will likely benefit from fewer market participants as LNG demand and commodity prices rise in the future.

Midstream energy fared better than broad energy in the first half of the fiscal year with the Tortoise North American Pipeline IndexSM return of -19.1% and the Tortoise MLP Index® return of -25.3% during the period. In general, first quarter earnings for midstream companies were treated as a non-event, with an exclusive focus on company outlooks. Conditions appear to be improving, but are still far from normal. Full year guidance is now 8% lower on average. Companies with significant natural gas businesses and/or take or pay contracts reaffirmed guidance, whereas others with cash flows tied to wellhead volumes provided a wider range of outcomes. This falls in line with the sensitivity analysis we’ve conducted. Management teams are seeking to insulate and improve their balance sheet while investor focus has remained on the sustainability of cash flows and ultimately the dividends. Companies continued to reduce spending to better align activity with the new environment and we estimate capex is now 25% lower than original 2020 plans. Although, in most cases these projects did shift out of 2020 capital budgets, many of these projects will be necessary when demand stabilizes and may reappear in 2021 capital programs or beyond.

Water

For the first half of the fiscal year ending May 31, 2020, the Tortoise Global Water ESG Index, returned -6.0%. Water utilities held up well early in the period, but pulled back as the period progressed and investors shifted to a risk-on mentality due to global monetary stimulus that propelled equity markets higher. Additionally, concerns over water utility bill collections, which we think are overdone, also weighed on U.S. regulated water utilities. In Europe, water utilities that also have more cyclical waste businesses were pressured as a result of COVID-19 shelter-in-place prohibitions for the latter part of the period.

The equipment and services segment exhibited a strong rebound from COVID driven equity market volatility as the period progressed. A combination of improving COVID-19 data points from China, then Europe and finally the U.S., monetary stimulus and improving economic data (Purchasing Managers Index, housing and municipal spending) drove a strong rally in the sub-sector which had been under significant pressure earlier in the period. Specifically, companies with exposure to municipal, industrial and residential end markets rebounded strongly. Companies in the equipment and services sub-sector offering innovative technology in the water and wastewater space continued to exhibit strong growth and profitability, which we believe will be rewarded in equity prices over the medium term. In fact, as a result of COVID-19, we have seen a desire by customers (specifically in the municipal and industrial channels) to accelerate their adoption of technologies including smart water tech (smart meters, real-time leak detection, data analytics software), remote monitoring and digitalization to improve automation. Additionally, stricter regulations around municipal and industrial effluent discharge should drive adoption of filtration and treatment technologies.

Our outlook for U.S. regulated utilities remains constructive as fundamentals remain strong and valuations more reasonable due to underperformance. We believe there are strong tailwinds for the sub-sector including visible growth driven by significant capex programs, merger & acquisition activity and positive ESG fund flow trends. We anticipate an acceleration of technology adoption in the water sector as a result of COVID-19 that should drive continued growth in water equipment and services.

Digital Payments

For the first half of the fiscal year ending May 31, 2020, the Tortoise Global Digital Payments Infrastructure Index returned 1.9%, outperforming the S&P 500®. The emergence of COVID-19 has underscored the need to do business and make payments electronically as in-person interactions have been limited. Payments fintech was the best performing sector for the period, especially companies like Docusign Inc. that have been crucial to doing business during the pandemic. Electronic transaction processing companies, like Paypal Holdings Inc, also performed well and continue to show that there is a great need for electronic payments for personal finance transactions.

We believe there are significant tailwinds in the digital payments sector, both structural and opportunistic. According to a recent Barclays equity research report, they expect absolute cash usage to begin to decline after 2025.4 The report highlights that while COVID-19 is a clear accelerator of digital adoption, it is also causing major changes in consumer habits. Contactless payment has become a requirement for some, driving widespread adoption at a rapid pace. Even after COVID-19 dissipates, we believe that many behaviors will stick and the growth in electronic payments will continue.

(unaudited)

Tortoise	3

Concluding thoughts

Despite the ripple effect that the COVID-19 crisis has had on the economy, we remain optimistic about the recovery potential as the world works to return to a new version of normal. We believe that energy markets will continue to improve and the energy demand and usage mix will continue to transition to natural gas and renewables. In our view, there are several tailwinds in the water sector as technology adoptions accelerate. We also believe that the growth potential for the digital payments sector is significant as electronic payments are becoming an essential part of commerce. We believe that the need for these essential assets and infrastructure will prevail.

The S&P Energy Select Sector® Index is a capitalization-weighted index of S&P 500® Index companies in the energy sector involved in the development or production of energy products. The Tortoise North American Oil and Gas Producers IndexSM is a float-adjusted, capitalization-weighted index of North American energy companies engaged primarily in the production of crude oil, condensate, natural gas or natural gas liquids (NGLs). The Tortoise North American Pipeline IndexSM is a float adjusted, capitalization-weighted index of energy pipeline companies domiciled in the United States and Canada. The Tortoise MLP Index® is a float-adjusted, capitalization-weighted index of energy master limited partnerships. The Tortoise Global Water ESG IndexSM is a proprietary, rules-based, modified capitalization-weighted, float-adjusted index comprised of companies that are materially engaged in the water infrastructure or water management industries. The Tortoise Global Digital Payments Infrastructure IndexSM is a proprietary, rules-based, modified market capitalization-weighted, float-adjusted index comprised of companies that are materially engaged in digital payments, including merchant processing and settlement, real time record keeping, settlement networks, and fintech products/services that facilitate the ease, efficiency and speed of electronic transactions. This includes companies whose primary business is comprised of one or a combination of the following categories: credit card networks, electronic transaction processing and associated products/services, credit card issuers, electronic transaction processing software (payments fintech) or online financial services market places.

Tortoise Index Solutions, LLC has contracted with S&P Opco, LLC (a subsidiary of S&P Dow Jones Indices LLC) to calculate and maintain the Tortoise MLP Index®, Tortoise North American Pipeline IndexSM, Tortoise North American Oil and Gas Producers IndexSM and Tortoise Global Water ESG IndexSM. These Indices are not sponsored by S&P Dow Jones Indices or its affiliates or its third party licensors (collectively, “S&P Dow Jones Indices LLC”). S&P Dow Jones Indices will not be liable for any errors or omission in calculating these Indices. “Calculated by S&P Dow Jones Indices” and its related stylized mark(s) are service marks of S&P Dow Jones Indices and have been licensed for use by Tortoise Index Solutions, LLC and its affiliates. S&P® is a registered trademark of Standard & Poor’s Financial Services LLC (“SPFS”), and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”).

Tortoise Index Solutions, LLC has contracted with Solactive AG (“Solactive”) to calculate the Tortoise Global Digital Payments Infrastructure IndexSM. The financial instrument that is based on the index is not sponsored, endorsed, promoted or sold by Solactive in any way, and Solactive makes no express or implied representation, guarantee or assurance with regard to: (a) the advisability in investing in the financial instruments; (b) the quality, accuracy and/or completeness of these indices or the calculations thereof; and/or (c) the results obtained or to be obtained by any person or entity from the use of the index.

Tortoise Indices are the exclusive property of Tortoise Index Solutions. LLC.

Free cash flow is the cash a company produces through its operations, less the cost of total capital expenditures (growth and maintenance).

It is not possible to invest directly in an index.

Performance data quoted represents past performance; past performance does not guarantee future results. Like any other stock, total return and market value will fluctuate so that an investment, when sold, may be worth more or less than its original cost.

1.	EIA June 2020 STEO
2.	The International Renewable Energy Agency: Renewable Power Generation Costs in 2019
3.	IEA Renewable Energy Market Update, Outlook for 2020 and 2021
4.	Barclays Equity Research “The transition to cash-light societies”, June 25, 2020

(unaudited)

4	Tortoise

2020 Semi-Annual Report | May 31, 2020

Tortoise North American Pipeline Fund

Top ten holdings (as of May 31, 2020)

1.	Enbridge Inc.	7.3%
2.	The Williams Companies, Inc.	7.2%
3.	Kinder Morgan, Inc.	7.1%
4.	TC Energy Corporation	6.8%
5.	Enterprise Products Partners L.P.	6.4%
6.	ONEOK, Inc.	4.4%
7.	Energy Transfer LP	4.3%
8.	Cheniere Energy, Inc.	4.2%
9.	Pembina Pipeline Corporation	3.9%
10.	Magellan Midstream Partners, L.P.	3.8%

TPYP key benefits

●	Access to the sizable pipeline network of one of the world’s largest consumers of energy

●	Attractive total return potential in a historically defensive sector

●	Flow-through structure allows for tax-efficient access to the pipeline sector

●	Exposure to Tortoise North American Pipeline IndexSM

–	Effectively represents the characteristics of the market

–	A leading benchmark for analysis of the pipeline sector

–	Proprietary, research-driven and rules-based methodology

–	Constituent caps to allow for broader representation of the market and investability

Value of $10,000 vs. Tortoise North American Pipeline IndexSM
Since inception on June 29, 2015 through May 31, 2020

This chart illustrates the performance of a hypothetical $10,000 investment made on June 29, 2015 and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on the fund’s distributions or the redemption of fund shares. The chart assumes reinvestment of capital gains and dividends for the fund and dividends for the index.

The performance data quoted above represents past performance since June 29, 2015 through May 31, 2020. Past performance is no guarantee of future results. The investment return and value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be obtained through the most recent month-end by calling 844-TR- INDEX (844-874-6339). Future performance may be lower or higher than the performance stated above.

The Tortoise North American Pipeline IndexSM is a float-adjusted, capitalization weighted index of pipeline companies headquartered in the United States and Canada. Returns include reinvested dividends. You cannot invest directly in an index.

(unaudited)

Tortoise	5

Tortoise North American Pipeline Fund (continued)

Total returns (as of May 31, 2020)

Ticker	6 months	1 year	3 year	Since inception(1)	Gross expense ratio
TPYP @ Market	-19.06%	-20.82%	-5.00%	-3.10%	0.40%
TPYP @ NAV	-18.78%	-20.82%	-4.89%	-3.07%	0.40%
S&P 500® Index(2)	-2.10%	12.84%	10.23%	10.52%	—
TNAPT(3)	-19.14%	-20.95%	-4.57%	-2.63%	—

(1)	Reflects period from fund inception on June 29, 2015 through May 31, 2020.
(2)	The S&P 500® Index is an unmanaged market-value weighted index of stocks, which is widely regarded as the standard for measuring large-cap U.S. stock market performance. Returns include reinvested dividends. You cannot invest directly in an index.
(3)	The Tortoise North American Pipeline IndexSM is a float-adjusted, capitalization weighted index of pipeline companies headquartered in the United States and Canada. You cannot invest directly in an index.

Note: For periods over 1 year, performance reflected is for the average annual returns.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the portfolio may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 844-TR-INDEX (844-874-6339).

(unaudited)

6	Tortoise

2020 Semi-Annual Report | May 31, 2020

Tortoise Global Water ESG Fund

Top ten holdings (as of May 31, 2020)

1.	Geberit AG	7.8%
2.	Ferguson PLC	7.7%
3.	American Water Works Co., Inc.	7.4%
4.	Xylem, Inc.	6.9%
5.	Veolia Environnement SA	6.5%
6.	Essential Utilities, Inc.	5.5%
7.	Pentair PLC	4.3%
8.	Pennon Group Plc	4.3%
9.	United Utilities Group PLC	4.0%
10.	Severn Trent Plc	4.0%

TBLU key benefits

●	Provides access to the water infrastructure, management and treatment companies that we believe appear poised to benefit from the expected and much needed investment in rebuilding existing infrastructure, constructing new infrastructure and better managing this vital, but finite resource
●	Flow-through ETF structure provides tax-efficient access to the water sector
●	Purest exposure to the water industry by incorporating a fundamental weighting aspect
●	Continuous liquidity
●	Exposure to the Tortoise Global Water ESG Index®
–	Proprietary, rules-based, research-driven methodology
–	Fundamental weighting technique provides significant direct exposure to the water industry
–	A leading benchmark for analysis of the water sector
–	Backed by Tortoise’s proprietary fundamental research and index generation process

Value of $10,000 vs. Tortoise Global Water ESG Index®
Since inception on February 14, 2017 through May 31, 2020

This chart illustrates the performance of a hypothetical $10,000 investment made on February 14, 2017 and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on the fund’s distributions or the redemption of fund shares. The chart assumes reinvestment of capital gains and dividends for the fund and dividends for the index.

The performance data quoted above represents past performance since February 14, 2017 through May 31, 2020. Past performance is no guarantee of future results. The investment return and value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be obtained through the most recent month-end by calling 844-TR- INDEX (844-874-6339). Future performance may be lower or higher than the performance stated above.

The Tortoise Global Water ESG Index® is a proprietary, rules-based, modified capitalization-weighted, float-adjusted index comprised of companies that are materially engaged in the water infrastructure or water management industries. Water infrastructure companies’ principal business is providing public water distribution or supporting water distribution infrastructure via equipment or engineering and construction. Water management companies’ primary business is providing technologies or products that manage or facilitate water distribution and usage, including the fields of water efficiency, water treatment and irrigation. You cannot invest directly in an index.

(unaudited)

Tortoise	7

Tortoise Global Water ESG Fund (continued)

Total returns (as of May 31, 2020)

Ticker	6 months	1 year	3 year	Since inception(1)	Gross expense ratio
TBLU @ Market	-6.42%	8.83%	8.25%	8.02%	0.40%
TBLU @ NAV	-6.35%	9.57%	8.18%	8.04%	0.40%
S&P 500® Index(2)	-2.10%	12.84%	10.23%	10.54%	—
Tortoise Global Water ESG IndexSM(3)	-6.28%	10.20%	7.21%	9.13%	—

(1)	Reflects period from fund inception on February 14, 2017 through May 31, 2020.
(2)	The S&P 500® Index is an unmanaged market-value weighted index of stocks, which is widely regarded as the standard for measuring large-cap U.S. stock market performance. Returns include reinvested dividends. You cannot invest directly in an index.
(3)	The Tortoise Global Water ESG Index® is a proprietary, rules-based, modified capitalization-weighted, float-adjusted index comprised of companies that are materially engaged in the water infrastructure or water management industries. Water infrastructure companies’ principal business is providing public water distribution or supporting water distribution infrastructure via equipment or engineering and construction. Water management companies’ primary business is providing technologies or products that manage or facilitate water distribution and usage, including the fields of water efficiency, water treatment and irrigation. You cannot invest directly in an index.

Note: For periods over 1 year, performance reflected is for the average annual returns.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the portfolio may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 844-TR-INDEX (844-874-6339).

(unaudited)

8	Tortoise

2020 Semi-Annual Report | May 31, 2020

Tortoise Digital Payments Infrastructure Fund

Top ten holdings (as of May 31, 2020)

1.	DocuSign, Inc.	7.3%
2.	Adyen N.V.	6.1%
3.	PayPal Holdings, Inc.	5.8%
4.	Square, Inc.	5.1%
5.	Visa Inc.	4.4%
6.	Jack Henry & Associates, Inc.	4.4%
7.	Mastercard, Inc.	4.4%
8.	FleetCor Technologies Inc.	4.3%
9.	Fidelity National Information Services, Inc.	4.1%
10.	Global Payments Inc.	4.1%

TPAY key benefits

●	The fund invests in companies that we believe have the potential to benefit as the world continues to evolve from traditional cash payments to the speed, accuracy and efficiency of digital payments
●	Access to all participants in the fee-based credit card value chain, including merchant acquirers, processors, networks and issuers
●	Exposure to new forms of digital payments, such as mobile, point-of-sale devices and P2P matching engines
●	Market cap and liquidity filters that provide a comparatively high level of liquidity

Value of $10,000 vs. Tortoise Global Digital Payments Infrastructure IndexSM
Since inception on January 31, 2019 through May 31, 2020

This chart illustrates the performance of a hypothetical $10,000 investment made on January 31, 2019, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on the fund’s distributions or the redemption of fund shares. The chart assumes reinvestment of capital gains and dividends for the fund and dividends for the index.

Performance data quoted above represents past performance since January 31, 2019 through May 31, 2020. Past performance is no guarantee of future results. The investment return and value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be obtained through the most recent month-end by calling 844-TR-INDEX (844-874-6339). Future performance may be lower or higher than the performance stated above.

The Tortoise Global Digital Payments Infrastructure IndexSM represents the existing global digital payments landscape. It is a proprietary, rules-based, modified market capitalization-weighted, float-adjusted index comprised of companies that are materially engaged in digital payments, including merchant processing and settlement, real time record keeping, settlement networks, and fintech products/services that facilitate the ease, efficiency and speed of electronic transactions.

(unaudited)

Tortoise	9

Tortoise Digital Payments Infrastructure Fund (continued)

Total returns (as of May 31, 2020)

Ticker	6 months	1 year	Since inception(1)	Gross expense ratio
TPAY @ Market	0.30%	14.61%	22.26%	0.40%
TPAY @ NAV	1.40%	14.71%	22.74%	0.40%
S&P 500® Index(2)	-2.10%	12.84%	11.59%	—
Tortoise Global Digital Payments IndexSM(3)	1.86%	15.55%	23.65%	—

(1)	Reflects period from fund inception on January 31, 2019 through May 31, 2020.
(2)	The S&P 500® Index is an unmanaged market-value weighted index of stocks, which is widely regarded as the standard for measuring large-cap U.S. stock market performance. Returns include reinvested dividends. You cannot invest directly in an index.
(3)	The Tortoise Global Digital Payments Infrastructure IndexSM represents the existing global digital payments landscape. It is a proprietary, rules-based, modified market capitlization-weighted, float-adjusted index comprised of companies that are materially engaged in digital payments, including merchant processing and settlement, real time record keeping, settlement networks, and fintech products/services that facilitate the ease, efficiency and speed of electronic transactions.

Note: For periods over 1 year, performance reflected is for the average annual returns.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the portfolio may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 844-TR-INDEX (844-874-6339).

(unaudited)

10	Tortoise

2020 Semi-Annual Report | May 31, 2020

Tortoise North American Pipeline Fund

Investing involves risk. Principal loss is possible. The Fund has the same risks as the underlying securities traded on the exchange throughout the day. Redemptions are limited and often commissions are charged on each trade, and ETFs may trade at a premium or discount to their net asset value. The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual stock volatility than a diversified fund. The Fund may experience tracking error to a greater extent than a fund that seeks to replicate an index. The Fund is not actively managed and may be affected by a general decline in market segments related to the index. Unlike mutual funds, ETFs may trade at a premium or discount to their net asset value. Investing in specific sectors such as energy infrastructure may involve greater risk and volatility than less concentrated investments. Risks include, but are not limited to, risks associated with companies owning and/or operating pipelines and complementary assets, as well as Master Limited Partnerships (MLPs), MLP affiliates, capital markets, terrorism, natural disasters, climate change, operating, regulatory, environmental, supply and demand, and price volatility risks. The tax benefits received by an investor investing in the portfolio differs from that of a direct investment in an MLP by an investor. The value of the portfolio’s investment in an MLP will depend largely on the MLP’s treatment as a partnership for U.S. federal income tax purposes. If the MLP is deemed to be a corporation then its income would be subject to federal taxation, reducing the amount of cash available for distribution to the portfolio which could result in a reduction of the portfolio’s value. Investments in foreign issuers involve risk not ordinarily associated with investments in securities and instruments of U.S. issuers, including risks related to political, social and economic developments abroad, differences between U.S. and foreign regulatory and accounting requirements, tax risk and market practices, as well as fluctuations in foreign currencies. The portfolio invests in small and mid-cap companies, which involve additional risks such as limited liquidity and greater volatility than larger companies. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investment in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities. The portfolio may also write call options which may limit the portfolio’s ability to profit from increases in the market value of a security, but cause it to retain the risk of loss should the price of the security decline.

Tortoise Global Water ESG Fund

Investment in the water infrastructure and management industry may significantly affect the value of the shares of the fund. Companies in the water industry are subject to environmental considerations, taxes, government regulation, price and supply fluctuations, competition and water conservation influences. Investments in non-U.S. companies (including Canadian issuers) involve risk not ordinarily associated with investments in securities and instruments of U.S. issuers, including risks related to political, social and economic developments abroad, differences between U.S. and foreign regulatory and accounting requirements, tax risk and market practices, as well as fluctuations in foreign currencies. The fund invests in small and mid-cap companies, which involve additional risks such as limited liquidity and greater volatility than larger companies. The fund is not actively managed, and therefore the fund generally will not sell a security due to current or projected underperformance of a security, industry or sector, unless that security is removed from the index or the selling of the security is otherwise required upon a rebalancing of the index. There is no guarantee that the fund will achieve a high degree of correlation to the index and therefore achieve its investment objective. The fund has elected to be, and intends to qualify each year for treatment as, a regulated investment company (RIC). To maintain the fund’s qualification for federal income tax treatment as a RIC, the fund must meet certain source of income, asset diversification and annual distribution requirements. If for any taxable year the fund fails to qualify for the special federal income tax treatment afforded to RICs, all of the fund’s taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders) and its income available for distribution will be reduced. Derivatives involve risks different from, and in certain cases, greater than the risks presented by more traditional investments. The fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the fund is more exposed to individual stock volatility than a diversified fund.

(unaudited)

Tortoise	11

Tortoise Digital Payments Infrastructure Fund

Investing involves risk. Principal loss is possible. Investing in specific sectors such as digital payments may involve greater risk and volatility than less concentrated investments. Risks include, but are not limited to, risks associated with investing in digital payments industry including major changes in technology, security considerations, taxes, government regulations, economic conditions, competition, political influences, the cyclical nature of the industry, and consumer preferences. Investments in non-U.S. companies (including Canadian issuers) involve risk not ordinarily associated with investments in securities and instruments of U.S. issuers, including risks related to political, social and economic developments abroad, differences between U.S. and foreign regulatory and accounting requirements, tax risk and market practices, as well as fluctuations in foreign currencies. The fund invests in small and mid-cap companies, which involve additional risks such as limited liquidity and greater volatility than larger companies. The fund is not actively managed and therefore the fund generally will not sell a security due to current or projected underperformance of a security, industry or sector, unless that security is removed from the index or the selling of the security is otherwise required upon a rebalancing of the index. There is no guarantee that the fund will achieve a high degree of correlation to the index and therefore achieve its investment objective. Shares may trade at prices different than net asset value per share.

Cash flow is the total amount of money moving into and out of a business.

Nothing contained on this communication constitutes tax, legal, or investment advice. Investors must consult their tax advisor or legal counsel for advice and information concerning their particular situation.

This report reflects our views and opinions as of the date herein, which are subject to change at any time based on market and other conditions. We disclaim any responsibility to update these views. The views should not be relied on as investment advice or an indication of trading intent on behalf of the fund.

Portfolio holdings and sector allocations are subject to change at any time and should not be considered recommendations to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments in this report.

(unaudited)

12	Tortoise

2020 Semi-Annual Report | May 31, 2020

Expense example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares, and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (December 1, 2019 – May 31, 2020).

Actual expenses

The first line of the table below provides information about actual account values based on actual returns and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Tortoise North American Pipeline Fund
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(1)
	(12/01/2019)	(05/31/2020)	(12/01/2019 – 5/31/2020)
Actual(2)	$1,000.00	$812.20	$1.81
Hypothetical (5% annual return before expenses)	$1,000.00	$1,023.00	$2.02

(1)	Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 0.40%, multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.
(2)	Based on the actual returns for the six-month period ended May 31, 2020 of -18.78%.

Tortoise Global Water ESG Fund
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(1)
	(12/01/2019)	(05/31/2020)	(12/01/2019 – 5/31/2020)
Actual(2)	$1,000.00	$936.50	$1.94
Hypothetical (5% annual return before expenses)	$1,000.00	$1,023.00	$2.02

(1)	Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 0.40%, multiplied by the average account value over the period, multiplied by 183/366 to reflect to reflect the one-half year period.
(2)	Based on the actual returns for the six-month period ended May 31, 2020 of -6.35%.

Tortoise Digital Payments Infrastructure Fund
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(1)
	(12/01/2019)	(05/31/2020)	(12/01/2019 – 5/31/2020)
Actual(2)	$1,000.00	$1,014.00	$2.01
Hypothetical (5% annual return before expenses)	$1,000.00	$1,023.00	$2.02

(1)	Expenses are equal to the Fund’s annualized expense ratio for the period since inception of 0.40%, multiplied by the average account value over the period, multiplied by 183/366 to reflect the period since inception.
(2)	Based on the actual returns for the six-month period ended May 31, 2020 of 1.40%.

(unaudited)

Tortoise	13

Tortoise North American Pipeline Fund
Schedule of Investments (unaudited)
May 31, 2020

	Shares	Fair Value
Common Stock — 79.8%(1)
Canada Crude Oil Pipelines — 15.3%(1)
Enbridge Inc.	719,482	$23,347,191
Gibson Energy Inc.	316,366	4,894,212
Inter Pipeline Ltd.	908,974	8,324,917
Pembina Pipeline Corporation	505,169	12,621,429
		49,187,749

Canada Natural Gas/Natural Gas Liquids Pipelines — 11.2%(1)
AltaGas Ltd.	605,882	6,503,930
Keyera Corp.	469,585	7,441,874
TC Energy Corporation	488,104	21,969,561
		35,915,365

United States Crude Oil Pipelines — 0.3%(1)
Plains GP Holdings, L.P.	99,493	993,935

United States Local Distribution Companies — 21.6%(1)
Atmos Energy Corporation	116,204	11,943,447
Chesapeake Utilities Corporation	35,700	3,225,138
New Jersey Resources Corporation	207,885	7,300,921
NiSource Inc.	441,039	10,509,959
Northwest Natural Holding Co.	66,059	4,235,043
ONE Gas, Inc.	114,681	9,629,764
South Jersey Industries, Inc.	201,102	5,703,253
Southwest Gas Corporation	118,780	9,021,341
Spire Inc.	110,809	8,080,192
		69,649,058

United States Natural Gas Gathering/Processing — 6.0%(1)
Antero Midstream Corp.	646,549	3,090,504
Archrock, Inc.	274,277	1,741,659
EnLink Midstream, LLC	555,482	1,310,938
Equitrans Midstream Corp.	443,703	3,589,557
Hess Midstream LP	6,058	117,646
Rattler Midstream LP	20,746	174,474
Targa Resources Corp.	506,697	9,064,809
		19,089,587

United States Natural Gas/Natural Gas Liquids Pipelines — 25.3%(1)
Altus Midstream Co.(2)	81,606	56,308
Cheniere Energy, Inc.(2)	303,664	13,467,498
Kinder Morgan, Inc.	1,448,996	22,894,137
National Fuel Gas Company	187,696	7,877,601
ONEOK, Inc.	384,737	14,116,001
The Williams Companies, Inc.	1,131,193	23,110,273
		81,521,818

United States Other — 0.1%(1)
New Fortress Energy LLC(2)	33,335	462,357
Total Common Stock
(Cost $313,264,906)		256,819,869

Master Limited Partnerships — 20.0%(1)
United States Crude Oil Pipelines — 1.7%(1)
BP Midstream Partners LP	26,137	326,974
Delek Logistics Partners LP	3,809	90,692
Genesis Energy, L.P.	60,465	484,929
NuStar Energy L.P.	53,774	934,054
PBF Logistics LP	16,666	173,327
Plains All American Pipeline, L.P.	240,887	2,336,604
Shell Midstream Partners, L.P.	70,349	949,008
USD Partners LP	5,253	17,650
		5,313,238

United States Natural Gas Gathering/Processing — 1.0%(1)
CNX Midstream Partners LP	22,415	162,733
Crestwood Equity Partners LP	29,160	414,364
Enable Midstream Partners, LP	30,163	125,478
EQM Midstream Partners LP	45,059	885,409
Noble Midstream Partners LP	19,800	191,466
Oasis Midstream Partners LP	5,171	45,195
USA Compression Partners LP	29,186	351,691
Western Midstream Partners LP	109,280	1,020,675
		3,197,011

See accompanying Notes to Financial Statements.

14	Tortoise

2020 Semi-Annual Report | May 31, 2020

Tortoise North American Pipeline Fund
Schedule of Investments (unaudited) (continued)
May 31, 2020

	Shares	Fair Value
United States Natural Gas/Natural Gas Liquids Pipelines — 11.4%(1)
Cheniere Energy Partners, L.P.	22,934	$773,793
DCP Midstream Partners, LP	53,086	583,946
Energy Transfer LP	1,694,498	13,827,104
Enterprise Products Partners L.P.	1,070,513	20,446,798
TC PipeLines, LP	29,728	1,044,939
		36,676,580

United States Refined Product Pipelines — 5.9%(1)
CrossAmerica Partners LP	5,672	85,647
Global Partners LP	16,539	168,698
Holly Energy Partners, L.P.	24,751	399,976
Magellan Midstream Partners, L.P.	270,140	12,248,148
MPLX LP	210,326	3,994,091
Phillips 66 Partners LP	31,157	1,392,095
Sprague Resources LP	4,531	67,738
Sunoco LP	29,470	760,326
		19,116,719
Total Master Limited Partnerships (Cost $83,750,672)		64,303,548

Short-Term Investment — 0.1%(1)
United States Investment Company — 0.1%(1)
Invesco Government & Agency Portfolio — Institutional Class, 0.12%(3) (Cost $242,915)	242,915	242,915

Total Investments — 99.9%(1) (Cost $397,258,493)		321,366,332
Other Assets in Excess of Liabilities, Net — 0.1%(1)		379,778
Total Net Assets — 100.0%(1)		$321,746,110

(1)	Calculated as a percentage of net assets.
(2)	Non-income producing security.
(3)	Rate indicated is the current yield as of May 31, 2020.

See accompanying Notes to Financial Statements.

Tortoise	15

Tortoise Global Water ESG Fund
Schedule of Investments (unaudited)
May 31, 2020

	Shares	Fair Value
Common Stock — 99.5%(1)
Brazil Water Utilities — 2.9%(1)
Cia de Saneamento Basico do Estado de Sao Paulo — ADR	44,121	$442,534

Finland Water Equipment/Services — 0.6%(1)
Uponor OYJ	7,008	87,594

France Water Infrastructure — 9.8%(1)
Suez	45,555	516,303
Veolia Environnement SA	45,748	999,655
		1,515,958

Hong Kong Water Equipment/Services — 1.0%(1)
China Lesso Group Holdings Ltd.	127,222	153,622

Hong Kong Water Infrastructure — 2.4%(1)
Beijing Enterprises Water Group Ltd.	776,218	293,403
China Water Affairs Group Limited	109,888	73,292
CT Environmental Group Limited(2)(3)	113,060	—
		366,695

Japan Water Equipment/Services — 2.6%(1)
Kurita Water Industries Ltd.	13,823	382,858
NIHON TRIM Co., Ltd.	612	18,358
		401,216

Japan Water Infrastructure — 0.7%(1)
METAWATER Co. Ltd.	1,410	62,822
Organo Corp.	825	46,358
		109,180

Netherlands Water Equipment/Services — 2.2%(1)
Aalberts Industries N.V.	12,457	340,858

Switzerland Water Equipment/Services — 11.7%(1)
Ferguson PLC	15,117	1,188,495
Georg Fischer AG	530	438,085
Sulzer AG	2,254	178,225
		1,804,805

Switzerland Water Management — 7.8%(1)
Geberit AG	2,481	1,205,418

United Kingdom Water Infrastructure — 16.7%(1)
Pennon Group Plc	47,399	667,328
Pentair PLC	17,060	667,728
Severn Trent Plc	20,522	618,661
United Utilities Group PLC	54,749	620,433
		2,574,150
United States Flow Control Equipment — 1.3%(1)
Reliance Worldwide Corporation Limited	102,233	208,519

United States Water Infrastructure — 17.9%(1)
Advanced Drainage Systems, Inc.	6,712	297,610
Aegion Corp.(3)	3,832	57,518
Franklin Electric Co., Inc.	4,982	252,687
Middlesex Water Company	2,231	151,396
Mueller Water Products, Inc.	20,349	190,060
Rexnord Corporation	15,742	473,834
SJW Group	3,343	210,074
The York Water Company	1,680	74,592
Xylem, Inc.	15,948	1,057,990
		2,765,761

United States Water Management — 3.4%(1)
Badger Meter, Inc.	3,758	229,952
Watts Water Technologies, Inc.	3,563	296,299
		526,251

United States Water Treatment — 1.1%(1)
Evoqua Water Technologies Corp.(3)	9,304	175,008

United States Water Utilities — 17.4%(1)
American States Water Company	4,765	390,777
American Water Works Co., Inc.	9,008	1,144,016
California Water Service Group	6,234	292,998
Essential Utilities, Inc.	19,480	852,445
		2,680,236
Total Common Stock (Cost $17,684,935)		15,357,805

Short-Term Investment — 0.1%(1)
United States Investment Company — 0.1%(1)
First American Government Obligations Fund, Class X, 0.10%(4) (Cost $10,692)	10,692	10,692

Total Investments — 99.6%(1) (Cost $17,695,627)		15,368,497
Other Assets in Excess of Liabilities, Net — 0.4%(1)		57,585
Total Net Assets — 100.0%(1)		$15,426,082

(1)	Calculated as a percentage of net assets.
(2)	Security considered illiquid and is categorized in Level 3 of the fair value hierarchy. See Note 3 in Notes to Financial Statements.
(3)	Non-income producing security.
(4)	Rate indicated is the current yield as of May 31, 2020.

ADR – American Depository Receipt

See accompanying Notes to Financial Statements.

16	Tortoise

2020 Semi-Annual Report | May 31, 2020

Tortoise Digital Payments Infrastructure Fund
Schedule of Investments (unaudited)
May 31, 2020

	Shares	Fair Value
Common Stock — 99.8%(1)
Australia Electronic Transaction Processing — 2.4%(1)
Afterpay Touch Group Limited(2)	4,824	$152,444

Australia Payments Fintech — 0.4%(1)
Iress Limited	3,796	28,364

Brazil Electronic Transaction Processing — 4.0%(1)
Pagseguro Digital Ltd.(2)	4,537	143,959
StoneCo Ltd.(2)	3,532	111,894
		255,853

France Electronic Transaction Processing — 3.2%(1)
Ingenico Group	1,487	205,010

France Software and Services — 3.7%(1)
Worldline SA(2)	3,193	237,900

Germany Electronic Transaction Processing — 3.5%(1)
Wirecard AG	2,135	224,103

Hong Kong Credit Card Issuer — 0.5%(1)
China Youzan Limited(2)	301,999	30,778

Hong Kong Merchant Payment Products/Services — 0.2%(1)
Huifu Payment Limited(2)	16,400	3,787
PAX Global Technology Ltd.	17,125	6,628
		10,415

Japan Credit Card Issuer — 1.3%(1)
AEON Financial Service Co. Ltd.	2,600	29,244
Credit Saison Co., Ltd.	3,799	45,196
Orient Corporation	10,500	12,462
		86,902

Japan Electronic Transaction Processing — 1.9%(1)
GMO Payment Gateway, Inc.	1,100	123,724

Netherlands Electronic Transaction Processing — 6.1%(1)
Adyen N.V.(2)	298	391,331

New Zealand Electronic Transaction Processing — 0.2%(1)
Pushpay Holdings Limited(2)	3,080	14,645

United Kingdom Credit Card Issuer — 0.2%(1)
Provident Financial plc	6,158	14,906

United Kingdom Software and Services — 1.0%(1)
Network International Holdings PLC(2)	11,067	63,500

United States Credit Card Networks — 16.1%(1)
American Express Company	2,639	250,890
Discover Financial Services	4,730	224,722
Mastercard, Inc.	933	280,731
Visa Inc.	1,455	284,074
		1,040,417

United States Electronic Payment Processing/Management — 2.4%(1)
ACI Worldwide, Inc.(2)	2,855	78,741
Bottomline Technologies(de), Inc.(2)	1,086	54,951
Zuora, Inc.(2)	2,085	25,041
		158,733

United States Electronic Transaction Processing — 26.9%(1)
Cass Information Systems, Inc.	321	12,949
CSG Systems International, Inc.	785	37,170
EVERTEC, Inc.	1,798	52,358
Evo Payments, Inc.(2)	1,014	22,450
Fidelity National Information Services, Inc.	1,895	263,083
Fiserv, Inc.(2)	2,459	262,547
FleetCor Technologies Inc.(2)	1,131	275,727
Green Dot Corporation(2)	1,213	46,312
PayPal Holdings, Inc.(2)	2,423	375,589
QIWI plc — ADR	1,199	16,720
Western Union Company	10,366	207,527
WEX Inc.(2)	1,088	161,111
		1,733,543

See accompanying Notes to Financial Statements.

Tortoise	17

Tortoise Digital Payments Infrastructure Fund
Schedule of Investments (unaudited) (continued)
May 31, 2020

	Shares	Fair Value
United States Financial Services Market Place — 0.4%(1)
GreenSky, Inc.(2)	1,308	$5,258
LendingClub Corporation(2)	2,114	11,310
Yirendai Ltd. — ADR(2)	2,270	8,672
		25,240

United States Merchant Payment Products/Services — 12.1%(1)
Euronet Worldwide, Inc.(2)	1,299	123,054
Global Payments Inc.	1,463	262,594
NCR Corporation(2)	3,210	57,940
Square, Inc.(2)	4,034	327,077
USA Technologies, Inc.(2)	1,522	10,882
		781,547

United States Payments Fintech — 13.3%(1)
DocuSign, Inc.(2)	3,353	468,548
Jack Henry & Associates, Inc.	1,563	282,684
OneSpan Inc.(2)	797	16,195
Q2 Holdings, Inc.(2)	1,099	90,800
		858,227
Total Common Stock (Cost $6,693,322)		6,437,582

Short-Term Investment — 0.1%(1)
United States Investment Company — 0.1%(1)
First American Government Obligations Fund, Class X, 0.10%(3) (Cost $6,856)	6,856	6,856

Total Investments — 99.9%(1) (Cost $6,700,178)		6,444,438
Other Assets in Excess of Liabilities, Net — 0.1%(1)		5,330
Total Net Assets — 100.0%(1)		$6,449,768

(1)	Calculated as a percentage of net assets.
(2)	Non-income producing security.
(3)	Rate indicated is the current yield as of May 31, 2020.

ADR – American Depository Receipt

See accompanying Notes to Financial Statements.

18	Tortoise

2020 Semi-Annual Report | May 31, 2020

Statements of Assets & Liabilities (unaudited)
May 31, 2020

			Tortoise
	Tortoise	Tortoise	Digital Payments
	North American	Global Water	Infrastructure
	Pipeline Fund	ESG Fund	Fund
Assets:
Investments, at fair value (cost $397,258,493, $17,695,627,
and $6,700,178, respectively)	$321,366,332	$15,368,497	$6,444,438
Cash	—	24	—
Dividends & interest receivable	653,698	62,476	7,345
Receivable for capital shares sold	6,101,855	—	—
Total assets	328,121,885	15,430,997	6,451,783
Liabilities:
Payable for investment securities purchased	6,281,663	—	—
Payable to Adviser	94,112	4,915	2,015
Total liabilities	6,375,775	4,915	2,015
Net Assets	$321,746,110	$15,426,082	$6,449,768
Net Assets Consist of:
Capital Stock	$411,843,273	$16,221,287	$7,018,629
Total distributable earnings (loss)	(90,097,163)	(795,205)	(568,861)
Net Assets	$321,746,110	$15,426,082	$6,449,768

Net Assets	$321,746,110	$15,426,082	$6,449,768
Shares issued and outstanding(1)	18,450,000	500,000	200,000
Net asset value, redemption price and offering price per share	$17.44	$30.85	$32.25

(1)	Unlimited shares authorized.

See accompanying Notes to Financial Statements.

Tortoise	19

Statements of Operations (unaudited)
For the Six Months Ended May 31, 2020

			Tortoise
	Tortoise	Tortoise	Digital Payments
	North American	Global Water	Infrastructure
	Pipeline Fund	ESG Fund	Fund(1)
Investment Income:
Dividends and distributions from common stock	$8,012,676	$200,716	$32,106
Distributions from master limited partnerships	3,413,468	—	—
Less: return of capital on distributions	(5,565,219)	—	—
Less: foreign taxes withheld	(453,177)	(17,468)	(670)
Net dividends and distributions from investments	5,407,748	183,248	31,436
Dividends from money market mutual funds	18,290	207	186
Total investment income	5,426,038	183,455	31,622
Expenses:
Advisory fees (See Note 5)	740,960	32,852	17,680
Total expenses	740,960	32,852	17,680
Net Investment Income	4,685,078	150,603	13,942
Realized and Unrealized Gain (Loss) on Investments and
Translations of Foreign Currency:
Net realized gain (loss) on investments, including foreign
currency gain (loss)	(1,915,203)	1,487,677	(324,431)
Net change in unrealized depreciation of investments
and translations of foreign currency	(85,705,218)	(3,408,486)	(1,135,999)
Net Realized and Unrealized Loss on Investments and
Translations of Foreign Currency:	(87,620,421)	(1,920,809)	(1,460,430)
Net Decrease in Net Assets Resulting from Operations	$(82,935,343)	$(1,770,206)	$(1,446,488)

See accompanying Notes to Financial Statements.

20	Tortoise

2020 Semi-Annual Report | May 31, 2020

Statements of Changes in Net Assets

	Tortoise North American Pipeline Fund		Tortoise Global Water ESG Fund
	Six Months	Year Ended	Six Months	Year Ended
	Ended May 31,	November 30,	Ended May 31,	November 30,
	2020	2019	2020	2019
	(unaudited)		(unaudited)
Operations
Net investment income	$4,685,078	$6,620,339	$150,603	$116,944
Net realized gain (loss) on investments,
including foreign currency gain (loss)	(1,915,203)	998,822	1,487,677	(68,562)
Net change in unrealized appreciation (depreciation)
of investments and translations of foreign currency	(85,705,218)	16,451,396	(3,408,486)	1,170,786
Net increase (decrease) in net assets resulting
from operations	(82,935,343)	24,070,557	(1,770,206)	1,219,168
Capital Share Transactions
Proceeds from shares sold	110,161,480	230,383,290	19,650,320	9,644,285
Payments for shares redeemed	(108,716,105)	(14,907,125)	(17,275,685)	—
Net increase in net assets resulting from
capital share transactions	1,445,375	215,476,165	2,374,635	9,644,285
Distributions to Shareholders
From distributable earnings	(4,663,193)	(6,397,624)	(53,415)	(79,267)
From tax return of capital	(5,685,920)	(7,556,816)	—	—
Total distributions to shareholders	(10,349,113)	(13,954,440)	(53,415)	(79,267)
Total Increase (Decrease) in Net Assets	(91,839,081)	225,592,282	551,014	10,784,186
Net Assets
Beginning of period	413,585,191	187,992,909	14,875,068	4,090,882
End of period	$321,746,110	$413,585,191	$15,426,082	$14,875,068

Transactions in Shares
Shares sold	5,850,000	10,750,000	600,000	300,000
Shares redeemed	(6,050,000)	(650,000)	(550,000)	—
Net increase (decrease)	(200,000)	10,100,000	50,000	300,000

See accompanying Notes to Financial Statements.

Tortoise	21

Statements of Changes in Net Assets (continued)

	Tortoise Digital Payments Infrastructure Fund
	Six Months	Period from
	Ended May 31,	January 31, 2019(1)
	2020	to November 30, 2019
	(unaudited)
Operations
Net investment income	$13,942	$9,662
Net realized gain (loss) on investments, including foreign currency gain (loss)	(324,431)	156,998
Net change in unrealized appreciation (depreciation) of investments
and translations of foreign currency	(1,135,999)	880,260
Net increase (decrease) in net assets resulting from operations	(1,446,488)	1,046,920
Capital Share Transactions
Proceeds from shares sold	5,010,405	7,043,985
Payments for shares redeemed	(5,037,630)	—
Transaction fees (See Note 1)	—	1,869
Net increase (decrease) in net assets resulting from capital share transactions	(27,225)	7,045,854
Distributions to Shareholders
From distributable earnings	(169,293)	—
Total Increase (Decrease) in Net Assets	(1,643,006)	8,092,774
Net Assets
Beginning of period	8,092,774	—
End of period	$6,449,768	$8,092,774

Transactions in Shares
Shares sold	150,000	250,000
Shares redeemed	(200,000)	—
Net increase (decrease)	(50,000)	250,000

(1)	Inception date of the fund.

See accompanying Notes to Financial Statements.

22	Tortoise

2020 Semi-Annual Report | May 31, 2020

Tortoise North American Pipeline Fund
Financial Highlights

						Period from
	Six Months	Year Ended	Year Ended	Year Ended	Year Ended	June 29, 2015(1)
	Ended May 31,	November 30,	November 30,	November 30,	November 30,	to November 30,
	2020	2019	2018	2017	2016	2015
	(unaudited)
Per Common Share Data(2)
Net asset value, beginning of period	$22.18	$21.99	$22.87	$23.23	$19.59	$25.00
Investment operations:
Net investment income(3)	0.22	0.62	0.69	0.64	0.67	0.24
Net realized and unrealized gain (loss)
on investments and translations of
foreign currency(3)	(4.43)	0.55	(0.64)	(0.13)	3.85	(5.43)
Total from investment operations	(4.21)	1.17	0.05	0.51	4.52	(5.19)
Less distributions from:
Net investment income	(0.24)	(0.45)	(0.53)	(0.58)	(0.65)	(0.22)
Net realized gains	—	—	—	—	—	—
Return of capital	(0.29)	(0.53)	(0.40)	(0.29)	(0.23)	—
Total distributions	(0.53)	(0.98)	(0.93)	(0.87)	(0.88)	(0.22)
Net asset value, end of period	$17.44	$22.18	$21.99	$22.87	$23.23	$19.59
Total Return(4)	(18.78)%	5.22%	0.15%	2.19%	23.84%	(20.81)%
Supplemental Data and Ratios
Net assets, end of period (in 000's)	$321,746	$413,585	$187,993	$82,334	$44,133	$20,564
Ratios to average net assets:
Expenses(5)	0.40%	0.40%	0.40%	0.40%	0.50%	0.70%
Net investment income(5)	2.53%	2.01%	2.11%	2.22%	2.40%	2.68%
Portfolio turnover rate(4)	15%	13%	16%	18%	28%	17%

(1)	Inception date of the Fund.
(2)	For a Fund share outstanding for the entire period.
(3)

The per common share data for the years ended November 30, 2018, 2017 and 2016 and the period from June 29, 2015 to November 30, 2015 does not reflect the change in estimate of investment income and return of capital. See Note 2 to the financial statements for further disclosure.

(4)	Not annualized for periods less than one year.
(5)	Annualized for periods less than one year.

See accompanying Notes to Financial Statements.

Tortoise	23

Tortoise Global Water ESG Fund
Financial Highlights

				Period from
				February 14,
	Six Months	Year Ended	Year Ended	2017(1) to
	Ended May 31,	November 30,	November 30,	November 30,
	2020	2019	2018	2017
	(unaudited)
Per Common Share Data(2)
Net asset value, beginning of period	$33.06	$27.27	$30.07	$25.00
Investment operations:
Net investment income	0.30	0.56	0.34	0.21
Net realized and unrealized gain (loss) on investments
and translations of foreign currency	(2.39)	5.76	(2.65)	5.01
Total from investment operations	(2.09)	6.32	(2.31)	5.22
Less distributions from:
Net investment income	(0.12)	(0.53)	(0.30)	(0.15)
Net realized gains	—	—	(0.19)	—
Total distributions	(0.12)	(0.53)	(0.49)	(0.15)
Net asset value, end of period	$30.85	$33.06	$27.27	$30.07
Total Return(3)	(6.35)%	23.42%	(7.76)%	20.96%
Supplemental Data and Ratios
Net assets, end of period (in 000's)	$15,426	$14,875	$4,091	$3,007
Ratios to average net assets:
Expenses(4)	0.40%	0.40%	0.40%	0.40%
Net investment income(4)	1.83%	2.01%	1.24%	0.98%
Portfolio turnover rate(3)	6%	16%	36%	22%

(1)	Inception date of the Fund.
(2)	For a Fund share outstanding for the entire period.
(3)	Not annualized for periods less than one year.
(4)	Annualized for periods less than one year.

See accompanying Notes to Financial Statements.

24	Tortoise

2020 Semi-Annual Report | May 31, 2020

Tortoise Digital Payments Infrastructure Fund
Financial Highlights

		Period from
		January 31,
	Six Months	2019(1) to
	Ended May 31,	November 30,
	2020	2019
	(unaudited)
Per Common Share Data(2)
Net asset value, beginning of period	$32.37	$25.00
Investment operations:
Net investment income	0.06	0.04
Net realized and unrealized gain on investments and translations of foreign currency	0.38	7.33
Total from investment operations	0.44	7.37
Less distributions from:
Net investment income	(0.04)	—
Net realized gains	(0.52)	—
Total distributions	(0.56)	—
Net asset value, end of period	$32.25	$32.37
Total Return(3)	1.40%	29.48%
Supplemental Data and Ratios
Net assets, end of period (in 000's)	$6,450	$8,093
Ratios to average net assets:
Expenses(4)	0.40%	0.40%
Net investment income(4)	0.32%	0.25%
Portfolio turnover rate(3)	12%	34%

(1)	Inception date of the Fund.
(2)	For a Fund share outstanding for the entire period.
(3)	Not annualized for periods less than one year.
(4)	Annualized for periods less than one year.

See accompanying Notes to Financial Statements.

Tortoise	25

Notes to Financial Statements (unaudited)
May 31, 2020

1. Organization

Managed Portfolio Series (the “Trust”) was organized as a Delaware statutory trust on January 27, 2011. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Tortoise North American Pipeline Fund (the “North American Pipeline Fund”), the Tortoise Global Water ESG Fund (the “Global Water ESG Fund”) and the Tortoise Digital Payments Infrastructure Fund (the “Digital Payments Infrastructure Fund”) (or collectively, “the Funds”) are each a non-diversified series with their own investment objectives and policies within the Trust. The Trust has evaluated the structure, objective and activities of the Funds and determined that they meet the characteristics of an investment company. As such, these financial statements have applied the guidance as set forth in the Accounting Standards Codifications (“ASC”) 946, Financial Services Investment Companies.

The investment objective of the North American Pipeline Fund seeks investment results that correspond generally to the price and distribution rate (total return) performance of the Tortoise North American Pipeline IndexSM (the “North American Pipeline Index”). The Fund commenced operations on June 29, 2015.

The investment objective of the Global Water ESG Fund seeks investment results that correspond (before fees and expenses) generally to the price and distribution rate (total return) performance of the Tortoise Global Water ESG IndexSM (the “Water Index”). The Fund commenced operations on February 14, 2017.

The investment objective of the Digital Payments Infrastructure Fund seeks investment results that correspond (before fees and expenses) generally to the price and distribution rate (total return) performance of the Tortoise Global Digital Payments Infrastructure IndexSM (the “Digital Payments Index”). The Fund commenced operations on January 31, 2019.

Shares of the North American Pipeline Fund are listed and traded on the NYSE Arca, Inc. (the “NYSE”) and shares of the Global Water ESG Fund and Digital Payments Infrastructure Fund are listed and traded on CBOE Bzx Exchange, Inc. (“CBOE”). Market prices for the shares may be different from their net asset value (“NAV”). The Funds issue and redeem shares on a continuous basis at NAV only in blocks of 50,000 shares, called “Creation Units.” Creation Units are issued and redeemed principally in-kind for securities included in a specified universe, with cash included to balance to the Creation Unit total. Once created, shares generally trade in the secondary market at market prices that change throughout the day in amounts less than a Creation Unit. Except when aggregated in Creation Units, shares are not redeemable securities of the Funds. Shares of the Funds may only be purchased or redeemed by certain financial institutions (“Authorized Participants”). An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a Depository Trust Company participant and, in each case, must have executed a Participation Agreement with the Distributor. Most retail investors do not qualify as Authorized Participants nor have the resources to buy and sell whole Creation Units. Therefore, they are unable to purchase or redeem the shares directly from the Funds. Rather, most retail investors may purchase shares in the secondary market with the assistance of a broker and are subject to customary brokerage commissions or fees.

The Funds currently offer one class of shares, which have no front-end sales load, no deferred sales charge, and no redemption fee. A purchase (i.e. creation) transaction fee is imposed for the transfer and other transaction costs associated with the purchase of Creation Units. The standard fixed creation transaction fee for each Fund is $500, which is payable by the Advisor. In addition, a variable fee may be charged on all cash transactions or substitutes for Creation Units of up to a maximum of 2% as a percentage of the value of the Creation Units subject to the transaction. Variable fees are imposed to compensate the Funds for the transaction costs associated with the cash transactions. Variable fees received by the Funds are displayed in the capital shares transaction section of the Statement of Changes in Net Assets. The Funds may issue an unlimited number of shares of beneficial interest, with no par value. All shares of the Funds have equal rights and privileges.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Securities Valuation — All investments in securities are recorded at their estimated fair value, as described in Note 3.

Foreign Currency Translation — The books and records relating to the Funds’ non-U.S. dollar denominated investments are maintained in U.S. dollars on the following bases: (1) market value of investment securities, assets, and liabilities are translated at the current rate of exchange; and (2) purchases and sales of investment securities, income, and expenses are translated at the relevant rates of exchange prevailing on the respective dates of such transactions. The Funds do not isolate the portion of gains and losses on investments in equity securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities. The Funds report certain foreign currency-related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

26	Tortoise

2020 Semi-Annual Report | May 31, 2020

Notes to Financial Statements (unaudited) (continued)

Federal Income Taxes — The Funds intend to meet the requirements of subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no tax cost to the Funds. Therefore, no federal income or excise tax provision is required. As of May 31, 2020, the Funds did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statement of Operations. During the period ended May 31, 2020, the Funds did not incur any interest or penalties. Each of the tax years in the four-year period ended November 30, 2019 remains subject to examination by taxing authorities for North American Pipeline Fund. The Global Water ESG Fund and Digital Payments Infrastructure Fund are subject to examination by U.S. taxing authorities for the tax periods since the commencement of operations.

Securities Transactions, Income and Distributions — Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on a specific identified cost basis. Interest income is recognized on an accrual basis, including amortization of premiums and accretion of discounts. Dividend income and distributions are recorded on the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and regulations. Distributions received from the Funds’ investments generally are comprised of ordinary income and return of capital. The Funds allocate distributions between investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on information provided by each portfolio company and other industry sources. These estimates may subsequently be revised based on actual allocations received from the portfolio companies after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end of the Funds.

The North American Pipeline Fund will make distributions of net investment income, if any, quarterly. The Global Water ESG Fund will make distributions of net investment income, if any, semiannually. The Digital Payments Infrastructure Fund will make distributions of net investment income, if any, annually. The Funds will also distribute net realized capital gains, if any, annually. Distributions to shareholders are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, GAAP requires that they be reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Funds.

Use of Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Share Valuation — The NAV per share of the Funds are calculated by dividing the sum of the value of the securities held by the Funds, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Funds, rounded to the nearest cent. The North American Pipeline Fund’s shares will not be priced on the days on which the NYSE is closed for trading and the Global Water ESG Fund’s and the Digital Payments Infrastructure Fund’s shares will not be priced on the days on which CBOE is closed for trading. The offering and redemption price per share for the Funds are equal to the Funds’ net asset value per share.

Indemnifications — Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust may enter into contracts that provide general indemnification to other parties. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred and may not occur. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Cash and Cash Equivalents — Cash and cash equivalents include short-term, liquid investments with an original maturity of three months or less and include money market fund accounts.

Illiquid Securities — A security may be considered illiquid if it lacks a readily available market. Securities are generally considered liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the security is valued by the Fund. Illiquid securities may be valued under methods approved by the Board of Trustees (the “Board”) as reflecting fair value. The Fund will not hold more than 15% of the value of its net assets in illiquid securities. At May 31, 2020, the Global Water ESG Fund had investments in illiquid securities with a total value of $0 or 0.0% of total net assets. At May 31, 2020, the North American Pipeline Fund and Digital Payments Infrastructure Fund did not hold any illiquid securities.

Security	Shares	Date Acquired	Cost Basis
CT Environmental Group Limited	113,060	6/2018	$15,150

Tortoise	27

Notes to Financial Statements (unaudited) (continued)

3. Securities Valuation

The Funds have adopted fair value accounting standards, which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below:

Level 1 — Quoted prices in active markets for identical assets or liabilities.

Level 2 — Observable inputs other than quoted prices included in Level 1. These inputs may include quoted prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 — Significant unobservable inputs for the asset or liability, representing the Fund’s view of assumptions a market participant would use in valuing the asset or liability.

Following is a description of the valuation techniques applied to each Fund’s major categories of assets and liabilities measured at fair value on a recurring basis. Each Fund’s investments are carried at fair value.

Common stock (including MLPs) — Securities that are primarily traded on a national securities exchange are valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and ask prices. Securities traded primarily on the Nasdaq Global Market System for which market quotations are readily available are valued using the Nasdaq Official Closing Price (“NOCP”). If the NOCP is not available, such securities are valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Investment Companies — Investments in other mutual funds, including money market funds, are valued at their net asset value per share. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Securities for which market quotations are not readily available, or if the closing price does not represent fair value, are valued following procedures approved by the Board of Trustees. These procedures consider many factors, including the type of security, size of holding, trading volume and news events. There can be no assurance that the Fund could obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Fund determines their net asset values per share. The Board of Trustees has established a Valuation Committee to administer, implement, and oversee the fair valuation process, and to make fair value decisions when necessary. The Board of Trustees regularly reviews reports that describe any fair value determinations and methods.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following table is a summary of the inputs used to value each Fund’s securities by level within the fair value hierarchy as of May 31, 2020:

North American Pipeline Fund	Level 1	Level 2	Level 3	Total
Common stock	$256,819,869	$—	$—	$256,819,869
Master limited partnerships	64,303,548	—	—	64,303,548
Short-term investment	242,915	—	—	242,915
Total investments in securities	$321,366,332	$—	$—	$321,366,332

Global Water ESG Fund	Level 1	Level 2	Level 3	Total
Common stock	$15,357,805	$—	$0	$15,357,805
Short-term investment	10,692	—	—	10,692
Total investments in securities	$15,368,497	$—	$—	$15,368,497

Digital Payments Infrastructure Fund	Level 1	Level 2	Level 3	Total
Common stock	$6,437,582	$—	$—	$6,437,582
Short-term investment	6,856	—	—	6,856
Total investments in securities	$6,444,438	$—	$—	$6,444,438

Refer to each Fund’s Schedule of Investments for additional industry information.

28	Tortoise

2020 Semi-Annual Report | May 31, 2020

Notes to Financial Statements (unaudited) (continued)

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

Investments in
Global Water ESG Fund	Securities
Balance as of 11/30/2019	$—
Accrued discounts/ premiums	—
Realized gain (loss)	—
Change in net unrealized appreciation (depreciation)	—
Net purchases (sales)	—
Transfers into and/or out of Level 3	—
Balance as of 5/31/2020	$—
Net unrealized depreciation of Level 3 Securities as of May 31, 2020	$(15,150)

4. Concentration Risk and General Risk

Because the North American Pipeline Fund’s assets are concentrated in the energy pipeline industry, the Tortoise Global Water ESG Fund’s assets are concentrated in the water industry and the Tortoise Digital Payments Infrastructure Fund’s assets are concentrated in the digital payments industry, the Funds are subject to loss due to adverse occurrences that may affect those industries. Funds that primarily invest in a particular industry may experience greater volatility than funds investing in a broad range of industries.

The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and the prolonged economic impact is uncertain. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The operational and financial performance of the issuers of securities in which the Funds invest depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn adversely affect the value and liquidity of the Funds’ investments, impair the Funds’ ability to satisfy redemption requests, and negatively impact the Funds’ performance.

5. Investment Advisory Fee and Other Transactions with Affiliates

The Trust has an agreement with Tortoise Index Solutions, L.L.C. (the “Adviser”) to furnish investment advisory services to the Funds. Pursuant to an Investment Advisory Agreement between the Trust and the Adviser, the Adviser is entitled to receive, on a monthly basis, an annual advisory fee equal to 0.40% of each Fund’s average daily net assets. The Adviser bears the cost of all advisor and non-advisory services required to operate each Fund.

The Adviser has engaged Vident Investment Advisory, LLC (the “Sub-Adviser”) as the Sub-Adviser to the Funds. Subject to the supervision of the Adviser, the Sub-Adviser is primarily responsible for the day-to-day management of the Funds’ portfolio, including purchase, retention and sale of securities. Fees associated with these services are paid to the Sub-Adviser by the Adviser.

U.S. Bancorp Fund Services, LLC, doing business as U.S. Global Fund Services (“Fund Services” or the “Administrator”) acts as the Funds’ Administrator, Transfer Agent and Fund Accountant. U.S. Bank, N.A. (the “Custodian”) serves as the custodian to the Funds. The Custodian is an affiliate of the Administrator. The Administrator performs various administrative and accounting services for the Funds. The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the Trustees and monitors the activities of the Funds’ custodian, transfer agent and accountants. The officers of the Trust including the Chief Compliance Officer are employees of the Administrator. As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate based upon the average daily net assets of the Funds, subject to annual minimums.

Quasar Distributors, LLC (the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. Effective March 31, 2020 Foreside Financial Group, LLC (“Foreside”) acquired Quasar from U.S. Bancorp. As a result of the acquisition, Quasar became a wholly-owned broker-dealer subsidiary of Foreside and is no longer affiliated with U.S. Bancorp. The Board of Trustees of the Funds has approved a new Distribution Agreement to enable Quasar to continue serving as the Fund’s distributor.

Tortoise	29

Notes to Financial Statements (unaudited) (continued)

6. Investment Transactions

The aggregate purchases and sales, excluding U.S. government securities, short-term investments and in-kind transactions, by each Fund for the period ended May 31, 2020, were as follows:

	Purchases	Sales
North American Pipeline Fund	$62,491,021	$56,045,417
Global Water ESG Fund	1,065,334	902,086
Digital Payments Infrastructure Fund	1,077,743	1,082,257

During the period ended May 31, 2020, in-kind transactions associated with creation and redemptions were as follows:

	Purchases	Sales
North American Pipeline Fund	$107,601,038	$107,591,752
Global Water ESG Fund	19,503,693	17,127,223
Digital Payments Infrastructure Fund	4,918,153	4,934,848

During the period ended May 31, 2020, net capital gains (losses) resulting from in-kind redemptions were as follows:

North American Pipeline Fund	$8,967,068
Global Water ESG Fund	1,627,462
Digital Payments Infrastructure Fund	(148,816)

7. Federal Tax Information

As of November 30, 2019, the Funds’ most recently completed fiscal year end, the cost basis of investments for federal income tax purposes and the components of accumulated losses on a tax basis were as follows:

			Digital Payments
	North American	Global Water	Infrastructure
	Pipeline Fund	ESG Fund	Fund
Cost of investments	$404,943,503	$13,780,366	$7,049,655
Gross unrealized appreciation	35,817,893	1,288,868	1,044,841
Gross unrealized depreciation	(31,991,632)	(233,323)	(164,821)
Net unrealized appreciation	3,826,261	1,055,545	880,020
Undistributed ordinary income	—	45,748	166,900
Undistributed long-term capital gain	—	—	—
Total distributable income and capital gains	—	45,748	166,900
Other accumulated losses	(638,968)	(72,877)	—
Total distributable earnings	$3,187,293	$1,028,416	$1,046,920

The difference between book and tax-basis cost is attributable primarily to wash sales and master limited partnership (“MLP”) adjustments.

As of November 30, 2019, the North American Pipeline Fund had a long-term capital loss carryforward of $638,968, the Global Water ESG Fund had short-term capital loss carryforward of $63,985 and a long-term capital loss carryforward of $8,892, which may be carried forward for an unlimited period under the Regulated Investment Company Modernization Act of 2010. To the extent Funds realize future net capital gains, those gains will be offset by any unused capital loss carryforwards. Capital loss carryforwards will retain their character as either short-term or long-term capital losses. Thus, such losses must be used first to offset gains of the same character; for example, long-term loss carryforwards will first offset long-term gains, before they can be used to offset short-term gains. The capital gains and losses have been estimated based on information currently available and are subject to revision upon receipt of the 2019 tax reporting information from the individual MLPs.

In order to meet certain excise tax distribution requirements, the Funds are required to measure and distribute annually net capital gains realized during a twelve month period ending November 30 and net investment income earned during a twelve month period ending December 31. In connection with this, the Funds are permitted for tax purposes to defer into its next fiscal year qualified late year ordinary losses. Qualified late year ordinary losses are generally losses incurred between January 1 and the end of its fiscal year, November 30, 2019. The Funds did not defer any late year ordinary losses for the taxable year ended November 30, 2019.

30	Tortoise

2020 Semi-Annual Report | May 31, 2020

Notes to Financial Statements (unaudited) (continued)

During the period ended May 31, 2020, the Funds paid the following distributions to shareholders:

			Digital Payments
	North American	Global Water	Infrastructure
	Pipeline Fund	ESG Fund	Fund
Ordinary income*	$4,663,193	$53,415	$169,293
Long-term capital gains**	—	—	—
Return of capital	5,685,920	—	—
Total distributions	$10,349,113	$53,415	$169,293

During the year ended November 30, 2019, the Funds paid the following distributions to shareholders:

			Digital Payments
	North American	Global Water	Infrastructure
	Pipeline Fund	ESG Fund	Fund
Ordinary income*	$6,397,624	$79,267	$—
Long-term capital gains**	—	—	—
Return of capital	7,556,816	—	—
Total distributions	$13,954,440	$79,267	$—

*	For federal income tax purposes, distributions of short-term capital gains are treated as ordinary income distributions.
**	The Fund designates as long-term capital gain distributions, pursuant to Internal Revenue Code Section 852(b)(3)(c).

8. Subsequent Events

On June 24, 2020, the North American Pipeline Fund paid an income distribution to shareholders in the amount of $4,487,760, or $0.24390000 per share.

On June 24, 2020, the Global Water ESG Fund paid an income distribution to shareholders in the amount of $170,623, or $0.34124598 per share.

Effective June 30, 2020, Habib Moudachirou and Denise Krisko are no longer serving as Portfolio Managers of the Funds. Austin Wen continues to serve as a Portfolio Manager for each Fund. Effective June 30, 2020, Rafael Zayas has been added as a Portfolio Manager of the Funds.

Management has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no additional items require recognition or disclosure.

Tortoise	31

Notes to Financial Statements (unaudited) (continued)

9. Results of Special Shareholder Meeting

On March 16, 2020, the North American Pipeline Fund and Digital Payments Infrastructure Fund held a special shareholder meeting to consider a vote on a new investment sub-advisory agreement between Tortoise Index Solutions, L.L.C. (the “Adviser”) and Vident Investment Advisory, LLC (the “Sub-Adviser”) (“Proposal 1”) and to consider a vote on a “manager of managers” arrangement that would grant each Fund and the Adviser greater flexibility to change sub-advisory arrangements without shareholder approval, subject to prior approval by the Board of Trustees of the Trust (“Proposal 2”). Shareholders of record of the Funds at the close of business on the record date, January 14, 2020, were entitled to notice of and to vote at the Special Meeting and any adjournment(s) or postponements thereof.

On April 24, 2020, the Global Water ESG Fund held a special shareholder meeting to consider a vote on a new investment sub-advisory agreement between Tortoise Index Solutions, L.L.C. (the “Adviser”) and Vident Investment Advisory, LLC (the “Sub-Adviser”) (“Proposal 1”) and to consider a vote on a “manager of managers” arrangement that would grant each Fund and the Adviser greater flexibility to change sub-advisory arrangements without shareholder approval, subject to prior approval by the Board of Trustees of the Trust (“Proposal 2”). Shareholders of record of the Funds at the close of business on the record date, January 14, 2020, were entitled to notice of and to vote at the Special Meeting and any adjournment(s) or postponements thereof.

Of the 11,280,907 Tortoise North American Pipeline Fund shares present in person or by proxy voting on Proposal 1, 9,860,980 shares or 87.41% voted in favor, 60,665 voted against and 1,359,262 shares abstained from voting. Accordingly, the proposal was approved.

Of the 251,861 Tortoise Global Water ESG Fund shares present in person or by proxy voting on Proposal 1, 177,657 shares or 70.54% voted in favor, 5,333 voted against and 58,386 shares abstained from voting. Accordingly, the proposal was approved.

Of the 222,491 Tortoise Digital Payments Infrastructure Fund shares present in person or by proxy voting on Proposal 1, 222,020 shares or 99.79% voted in favor, 70 voted against and 401 shares abstained from voting. Accordingly, the proposal was approved.

Of the 11,280,907 Tortoise North American Pipeline Fund shares present in person or by proxy voting on Proposal 2, 9,816,602 shares or 87.02% voted in favor, 102,228 voted against and 1,362,073 shares abstained from voting. Accordingly, the proposal was approved.

Of the 251,861 Tortoise Global Water ESG Fund shares present in person or by proxy voting on Proposal 2, 171,313 shares or 68.02% voted in favor, 11,774 voted against and 58,289 shares abstained from voting. Accordingly, the proposal was approved.

Of the 222,491 Tortoise Digital Payments Infrastructure Fund shares present in person or by proxy voting on Proposal 2, 221,300 shares or 99.46% voted in favor, 790 voted against and 401 shares abstained from voting. Accordingly, the proposal was approved.

32	Tortoise

2020 Semi-Annual Report | May 31, 2020

Investment Advisory Agreement (unaudited)

Approval of Investment Advisory Agreement — Tortoise Index Solutions, LLC

At the regular of the Board of Trustees of Managed Portfolio Series (“Trust”) on February 17-18, 2020, the Trust’s Board of Trustees (“Board”), including all of the Trustees who are not “interested persons” of the Trust, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, (“Independent Trustees”) considered and approved the renewal of the Investment Advisory Agreement between the Trust and Tortoise Index Solutions, LLC (“TIS”) regarding the Tortoise Global Water ESG Fund and Tortoise North American Pipeline Fund, (each a “Fund” or collectively, the “Funds”) (the “Investment Advisory Agreement”) for an additional 12-month period.

Prior to this meeting, the Trustees received and considered information from TIS and the Trust’s administrator designed to provide the Trustees with the information necessary to evaluate the continuance of the Investment Advisory Agreement (“Support Materials”). Before voting to approve the continuance of the Investment Advisory Agreement, the Trustees reviewed the Support Materials with Trust management and with counsel to the Independent Trustees, and received a memorandum from such counsel discussing the legal standards for the Trustees’ consideration of the approval of the Investment Advisory Agreement. This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations.

In determining whether to approve the continuance of the Investment Advisory Agreement, the Trustees considered all factors they believed relevant, including the following with respect to each Fund: (1) the nature, extent, and quality of the services provided by TIS with respect to the Fund; (2) the Fund’s historical performance and the performance of other investment accounts managed by TIS; (3) costs of the services provided by TIS and the profits realized by TIS from services rendered to the Fund; (4) comparative fee and expense data for the Fund and other investment companies with similar investment objectives; (5) the extent to which economies of scale may be realized as the Fund grows, and whether the proposed advisory fee for the Fund reflects such economies of scale for the Fund’s benefit; and (6) other benefits to TIS and its affiliates resulting from services rendered to the Fund. In their deliberations, the Trustees weighed to varying degrees the importance of the information provided to them, did not identify any particular information that was all-important or controlling, and considered the information and made its determinations for each Fund separately and independently of the other Fund.

Based upon the information provided to the Board, including at a presentation by representatives of TIS and the Support Materials, the Board concluded that the overall arrangements between the Trust and TIS set forth in the Investment Advisory Agreement, as it relates to each Fund, are fair and reasonable in light of the services that TIS performs, investment advisory fees that each Fund pays, and such other matters as the Trustees considered relevant in the exercise of their reasonable business judgment. The material factors and conclusions that formed the basis of the Trustees’ determination to approve the continuance of the Investment Advisory Agreement are summarized below.

Nature, Extent and Quality of Services Provided. The Trustees considered the scope of services that TIS provides under the Investment Advisory Agreement with respect to each Fund, noting that such services include, but are not limited to, the following: (1) investing each Fund’s assets consistent with the Fund’s investment objective and investment policies; (2) determining the portfolio securities to be purchased, sold, or otherwise disposed of, and the timing of such transactions; (3) voting all proxies with respect to each Fund’s portfolio securities; (4) maintaining the required books and records for transactions that TIS effects on behalf of each Fund; (5) selecting broker-dealers to execute orders on behalf of each Fund; and (6) monitoring and maintaining each Fund’s compliance with policies and procedures of the Trust and with applicable securities laws. The Trustees noted that while TIS has a limited operating history it is affiliated with and has a shared services agreement with Tortoise Capital Advisors, L.L.C. whose compliance department provides full compliance services to TIS. The Trustees also considered TIS’s assets under management and the assets under management of all of the investment advisers in the Tortoise Investments, LLC family of advisers. The Trustees noted that TIS had been managing the underlying indexes that the Funds track as their principal investment strategies. The Trustees also considered the experience of the portfolio manager that TIS utilizes in managing the Funds’ assets and that the portfolio manager had been each Fund’s portfolio manager since inception. The Trustees concluded that they were satisfied with the nature, extent, and quality of services that TIS provides to the Funds under the Investment Advisory Agreement.

Fund Historical Performance and the Overall Performance of TCA. In assessing the quality of the portfolio management delivered by TIS, the Trustees reviewed the short-term and longer-term performance of each Fund under the prior investment advisory agreement between the Trust and TIS, on both an absolute basis and in comparison to each Fund’s respective peer funds. When reviewing each Fund’s performance against its respective peer group, the Trustees took into account that the investment objective and strategies of each Fund, as well as the Fund’s level of risk tolerance, may differ significantly from funds in its peer group.

●	Tortoise North American Pipeline Fund. The Trustees noted that the Fund had outperformed the median and average of its peer group for the year-to-date and one-year periods ended September 30, 2019. The Trustees further noted that the Fund had positive absolute returns since inception.

●	Tortoise Global Water ESG Fund. The Trustees noted that the Fund had outperformed the median and average of its peer group for the year-to-date and one-year periods ended September 30, 2019. The Trustees further noted that the Fund had positive absolute returns since inception.

Tortoise	33

Investment Advisory Agreement (unaudited) (continued)

Cost of Advisory Services and Profitability. The Trustees considered the management fees that each Fund pays to TIS under the Investment Advisory Agreement, as well as TIS’s profitability from services that TIS and its affiliates rendered to each Fund during the period ended September 30, 2019. The Trustees noted that each Fund was proposing to continue to utilize a unitary fee structure and that there would be no fees charged to either Fund beyond the 0.40% management fee. The Trustees concluded that TIS’s service relationship with the Funds has not been profitable.

Comparative Fee and Expense Data. The Trustees considered a comparative analysis of contractual expenses borne by each Fund and those of funds in the same peer group. The Trustees noted:

●	Tortoise North American Pipeline Fund. The Fund’s unitary fee was considerably lower than the peer group median and average.

●	Tortoise Water Fund. The Fund’s unitary fee was considerably lower than the peer group median and average and was the lowest in the peer group.

While recognizing that it is difficult to compare advisory fees because the scope of advisory services provided may vary from one investment adviser to another, the Trustees concluded that TIS’s advisory fee with respect to each Fund continues to be reasonable.

Economies of Scale. The Trustees considered whether the Funds may benefit from any economies of scale, noting that the investment advisory fees for the Funds do not contain breakpoints. The Trustees took into account the fact that the unitary fee structure for both the Pipeline Fund and the Water Fund was among the lowest in each Fund’s respective peer universe. The Trustees determined that TIS is likely to realize economies of scale in managing each Fund as assets grow in size. The Board further determined that, based on the amount and structure of each Fund’s unitary fee, such economies of scale will be shared with shareholders, although the Board intends to monitor fees as the Funds grow in size and assess whether fee breakpoints may be warranted. The Trustees concluded that it is not necessary to consider the implementation of fee breakpoints at this time, but committed to revisit this issue in the future as circumstances change and asset levels increase.

Other Benefits. The Trustees considered the direct and indirect benefits that are realized by the TIS and its affiliates from its relationship with the Funds. The Trustees noted TIS does not utilize soft dollar arrangements with respect to portfolio transactions and that TIS does not use affiliated brokers to execute any Fund’s portfolio transactions. The Trustees considered that TIS may receive some form of reputational benefit from services rendered to the Funds but that such benefits are immaterial and cannot be quantified. The Trustees concluded that TIS does not receive additional material financial benefits from services rendered to the Funds.

34	Tortoise

2020 Semi-Annual Report | May 31, 2020

Discussion of Liquidity Risk Management Program (unaudited)

Statement Regarding the Fund’s Liquidity Risk Management Program

Pursuant to Rule 22e-4 under the Investment Company Act of 1940, the Trust, on behalf of the Tortoise North American Pipeline Fund, Tortoise Global Water ESG Fund and Tortoise Digital Payments Infrastructure Fund (each a “Fund” and together, the “Funds”), has adopted and implemented a written liquidity risk management program (the “Program”) that includes policies and procedures reasonably designed to comply with the requirements of Rule 22e-4, including: (i) assessment, management and periodic review of liquidity risk; (ii) classification of portfolio holdings; (iii) establishment of a highly liquid investment minimum (“HLIM”), as applicable; (iv) limitation on illiquid investments; and (v) redemptions in-kind. The Trust’s Board of Trustees (the “Board”) has approved the designation of Tortoise Index Solutions, LLC (“Tortoise Index”) as the administrator of the Program (the “Program Administrator”). Personnel of Tortoise conduct the day-to-day operation of the Program pursuant to policies and procedures administered by the Tortoise Index Risk Committee.

In accordance with Rule 22e-4, the Board reviewed a report prepared by the Program Administrator (the “Report”) regarding the operation of the Program and its adequacy and effectiveness of implementation for the period December 1, 2018, through December 31, 2019 (the “Reporting Period”). No significant liquidity events impacting the Funds during the Reporting Period or material changes to the Program were noted in the Report.

Under the Program, Tortoise manages and periodically reviews each Fund’s liquidity risk, including consideration of applicable factors specified in Rule 22e-4 and the Program. Liquidity risk is defined as the risk that a Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Fund. In general, this risk was managed during the Reporting Period by monitoring the degree of liquidity of each Fund’s investments, limiting the amount of each Fund’s illiquid investments, and utilizing various risk management tools and facilities available to each Fund for meeting shareholder redemptions, among other means. In the Report, Tortoise provided its assessment that, based on the information considered in its review, the Program remains reasonably designed to manage each Fund’s liquidity risk and each Fund’ s investment strategy remains appropriate for an open-end fund.

Pursuant to the Program, the Tortoise Index Risk Committee oversaw the classification of each of the Funds’ portfolio investments as highly liquid, moderately liquid, less liquid or illiquid during the Reporting Period, including in connection with recording investment classifications on Form N-PORT. Tortoise’s process of determining the degree of liquidity of each Fund’s investments is supported by one or more third-party liquidity assessment vendors.

Each Fund qualified as an in-kind ETF during the Reporting Period. Accordingly, each Fund was not required to establish a HLIM or comply with the related Program provisions during the Reporting Period.

During the Reporting Period, each Fund’s investments were monitored for compliance with the 15% limitation on illiquid investments pursuant to the Program and in accordance with Rule 22e-4.

The Report noted that the Funds did effect redemptions in-kind during the Reporting Period but that any redemptions in kind were effectuated in accordance with the Trust’s Redemption in Kind Policy. The Report noted that, with respect to each Fund, the Program Administrator monitored bid-ask spreads, the level of active market participants, the relationship between market price and NAV, any divergence between basket composition and the Fund’s holdings, tracking error, and other market data that could indicate actual or perceived liquidity concerns and concluded that the Fund had efficient arbitrage and traded on the secondary markets as reasonably expected. The Report concluded, with respect to each Fund: (i) the Program was implemented and operated effectively to achieve the goal of assessing and managing the Fund’s liquidity risk during the Reporting Period; and (ii) the Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund during the Reporting Period.

Tortoise	35

Additional Information (unaudited)

Availability of Fund Portfolio Information
The Fund files complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year Part F of Form N-PORT. The Funds’ Form Part F of Form N-PORT are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-732-0330. The Funds’ Forms N-Q or Part F of Form N-PORT may also be obtained by calling toll-free 1-844-TR-INDEX or 1-844-874-6339.

Availability of Proxy Voting Information
A description of the Fund’s Proxy Voting Policies and Procedures is available without charge, upon request, by calling 1-844-TR-INDEX or 1-844-874-6339. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, is available (1) without charge, upon request, by calling 1-844-TR-INDEX or 1-844-874-6339, or (2) on the SEC’s website at www.sec.gov.

Frequency Distribution of Premiums and Discounts
Information regarding how often shares of the Fund trades on the Exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund is available, free of charge, on the Fund’s website at etp.tortoiseadvisors.com.

36	Tortoise

2020 Semi-Annual Report | May 31, 2020

Additional Information (unaudited) (continued)

Privacy Notice
The Funds collect only relevant information about you that the aw allows or requires us to have in order to conduct our business and properly service you. The Funds collect financial and personal information about you (“Personal Information”) directly (e.g., information on account applications and other forms, such as your name, address, and social security number, and information provided to access account information or conduct account transactions online, such as password, account number, e-mail address, and alternate telephone number), and indirectly (e.g., information about your transactions with us, such as transaction amounts, account balance and account holdings).

The Funds do not disclose any non-public personal information about its shareholders or former shareholders other than for everyday business purposes such as to process a transaction, service an account, to respond to court orders and legal investigations or as otherwise permitted by law. Third parties that may receive this information include companies that provide transfer agency, technology and administrative services to the Funds, as well as the Funds’ investment adviser who is an affiliate of the Funds. If you maintain a retirement/educational custodial account directly with the Funds, we may also disclose your Personal Information to the custodian for that account for shareholder servicing purposes. We limit access to your Personal Information provided to unaffiliated third parties to information necessary to carry out their assigned responsibilities to the Funds. All shareholder records will be disposed of in accordance with applicable law.

The Trust maintains physical, electronic and procedural safeguards to protect Personal Information and requires its third parties service provides with access to such information to treat the Personal Information with the same high degree of confidentiality.

In the event that you hold shares of a Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, credit union or trust company, the privacy policy of the your financial intermediary would govern how their non-public personal information would be shared with unaffiliated third parties.

With respect to the Funds, issues and redemptions of their shares at net asset value (“NAV”) occur only in large aggregations of a specified number of shares (e.g., 50,000) called “Creation Units.” Only Authorized Participants (“APs”) may acquire shares directly from an ETF, and only APs may tender their ETF shares for redemption directly to the ETF, at NAV. APs must be (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC, a clearing agency that is registered with the SEC; or (ii) a DTC participant. In addition, each AP must execute a Participant Agreement that has been agreed to by the Funds’ distributor, and that has been accepted by the Funds’ transfer agent, with respect to purchases and redemptions of Creation Units.

Because of this structure, the Funds do not have any information regarding any “consumers” as defined in Rule 3 of Regulation S-P with respect to any ETFs, and consequently are not required by Regulation S-P to deliver a notice of the Funds’ privacy policy to any ETF shareholders.

Tortoise	37

Contacts

Board of Trustees
David Massart
Leonard Rush, CPA
David Swanson
Robert Kern

Investment Adviser
Tortoise Index Solutions, L.L.C.
5100 W. 115th Place
Leawood, KS 66211

Independent Registered Public
Accounting Firm
Ernst & Young, LLP
220 South Sixth Street, Suite 1400
Minneapolis, MN 55402

Transfer Agent, Fund Accountant
and Fund Administrator
U.S. Bancorp Fund Services, LLC
615 E. Michigan Street
Milwaukee, WI 53202

Distributor
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 2200
Milwaukee, WI 53202

Custodian
U.S. Bank, N.A.
1555 North Rivercenter Drive
Milwaukee, WI 53212

Fund Counsel
Stradley Ronon Stevens & Young LLP
2005 Market Street
Suite 2600
Philadelphia, PA 19103

844-TR-INDEX
(844-874-6339)

This report must be accompanied or preceded by a prospectus.

The Fund’s Statement of Additional Information contains additional information about the Fund’s trustees and is available without charge upon request by calling 1-844-TR-INDEX or 1-844-874-6339.

5100 W. 115th Place
Leawood, KS 66211

www.tortoiseadvisors.com

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)

The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)

There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)

(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable for semi-annual reports.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Managed Portfolio Series

By (Signature and Title)*	/s/ Brian R. Wiedmeyer
Brian R. Wiedmeyer, President

Date	August 4, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Brian R. Wiedmeyer
Brian R. Wiedmeyer, President

Date	August 4, 2020

By (Signature and Title)*	/s/ Benjamin J. Eirich
Benjamin J. Eirich, Treasurer

Date	August 4, 2020

*	Print the name and title of each signing officer under his or her signature.